Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rohat Resources, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kwok-Keung Liu, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 10, 2010	By:	/s/ Kwok-Keung Liu
Kwok-Keung Liu
President
(principal executive officer and principal financial officer)